EXHIBIT 99.906CERT

                Certification Pursuant to 18 U.S.C. Section 1350,

                             As Adopted Pursuant to

                  Section 906 of the Sarbanes-Oxley Act of 2002

 Brian T. Jeffries, principal executive officer, and Lynn H. Waterloo,

 principal financial officer, of the Ambassador Funds,(the "Registrant"),

 each certify to the best of his/her knowledge that:

   1.    The Registrant's semi-annual reports on Form N-CSR for the period ended January 31, 2008 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange

      Act of 1934, as amended; and

   2.    The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 9, 2008

/s/ Brian T. Jeffries                   /s/Lynn H. Waterloo

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Brian T. Jeffries                       Lynn H. Waterloo

Principal Executive Officer             Principal Financial Officer